                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12

                                West Marine, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

       (5)     Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

--------------------------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)    Filing Party:

--------------------------------------------------------------------------------

       (4)    Date Filed:

--------------------------------------------------------------------------------

                            [WEST MARINE, INC. LOGO]





To the Stockholders of West Marine, Inc.

         You are cordially invited to attend the 2002 Annual Meeting of Stockholders of West Marine, Inc. to be held at our corporate headquarters, 500 Westridge Drive, Watsonville, California, on Friday, May 3, 2002, at 10:30 a.m., local time.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement explain the matters to be voted on at the meeting. Please read the enclosed Notice and Proxy Statement so you will be informed about the business to come before the meeting. Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to mark, date, sign and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. You may, of course, revoke your proxy by notice in writing to the Corporate Secretary at any time before the proxy is voted.

                                        Sincerely,


                                        /s/  John Edmondson
                                        John Edmondson
                                        President and Chief Executive Officer

Watsonville, California
April 3, 2002

                            [WEST MARINE, INC. LOGO]

                               500 Westridge Drive
                       Watsonville, California 95076-4100
                                 (831) 728-2700

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  To be Held on Friday, May 3, 2002, 10:30 a.m.

                              --------------------


To the Stockholders of West Marine, Inc:

     Notice is hereby given that the 2002 Annual Meeting of Stockholders of West Marine, Inc. will be held at West Marine's corporate headquarters, 500 Westridge Drive, Watsonville, California, on Friday, May 3, 2002, at 10:30 a.m., local time, for the following purposes:

     (1) To elect eight directors;

     (2) To amend and restate the West Marine, Inc. 1993 Omnibus Equity Incentive Plan;

     (3) To amend the West Marine, Inc. Associates Stock Buying Plan;

     (4) To ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as the independent auditors for the fiscal year ending December 28, 2002; and

     (5) To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed March 11, 2002 as the record date for the Annual Meeting with respect to this proxy solicitation. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                       By Order of the Board of Directors

                                                     /s/  Russell Solt
                                                     Russell Solt
                                                     Corporate Secretary

Watsonville, California
April 3, 2002

--------------------------------------------------------------------------------
   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED BY A STOCKHOLDER ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

--------------------------------------------------------------------------------

                            [WEST MARINE, INC. LOGO]
                               500 Westridge Drive
                       Watsonville, California 95076-4100
                                 (831) 728-2700

                         -----------------------------

                                 PROXY STATEMENT

                       2002 Annual Meeting of Stockholders

                         -----------------------------


Solicitation and Revocability of Proxies

     The Board of Directors of West Marine, Inc. is furnishing this Proxy Statement to solicit proxies to be used at West Marine's Annual Meeting of Stockholders to be held on May 3, 2002, at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders, and at any adjournment of the meeting. This Proxy Statement and the enclosed form of proxy were first sent for delivery to West Marine's stockholders on or about April 3, 2002.

     Each valid proxy received in time will be voted at the Annual Meeting in accordance with the choice specified, if any. Valid proxies include all properly executed written proxy cards and not later revoked. All proxies received that are executed but not voted will be voted as recommended by the Board of Directors.

     Any proxy duly given pursuant to this solicitation may be revoked by the stockholder at any time prior to the voting of the proxy at the Annual Meeting or any adjournment thereof. A proxy may be revoked (i) by written notice delivered to the Corporate Secretary of West Marine stating that the proxy is revoked, (ii) by a later dated proxy signed by the same person who signed the earlier proxy and delivered to the Corporate Secretary of West Marine or (iii) by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

Voting by Proxy

     If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Voting Securities

     Only stockholders of record on the books of West Marine as of the close of business on March 11, 2002, which has been fixed as the record date in accordance with our bylaws, will be entitled to vote at the Annual Meeting.

     As of the close of business on March 11, 2002, there were outstanding 18,789,403 shares of common stock of West Marine, each share of which is entitled to one vote. The presence at the Annual Meeting in person or by proxy of holders of a majority of the issued and outstanding shares of common stock will constitute a quorum for the transaction of business at the meeting or any adjournment thereof, unless notice of the adjournment provides otherwise in accordance with our bylaws. Of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote, the affirmative vote of the majority is required for the election of directors, to amend the Equity Incentive Plan and to amend the Associates Stock Purchase Plan.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. For purposes of determining the presence of a quorum, the election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote.

A broker non-vote occurs when the nominee of a beneficial owner with the power to vote on at least one matter does not vote on another matter because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to such matter.

     In determining whether a proposal is approved, with respect to Item 1 (Election of Directors) the stockholder may vote "For" or "Withhold Authority". Votes indicating "Withhold Authority" will be counted as a vote against the nominee or slate of nominees. For all other proposals, shares that the stockholder does not vote "for" will be counted as a vote "against" the proposal. Thus, an abstention would have the effect of a vote against the applicable proposal. Broker non-votes are not considered shares entitled to vote on the applicable proposal and are not included in determining whether such proposal is approved. Accordingly, if a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, it will have no effect on the outcome of a vote on the applicable proposal.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

     Eight directors are to be elected at the Annual Meeting to hold office until the 2003 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The persons named below are nominees for election, and each of the nominees is currently a director. The persons named as proxies intend (unless authority is withheld) to vote for the election of all the nominees as directors.

     The Board of Directors knows of no reason to believe that any nominee for director would be unable or unwilling to serve as a director. If at the time of the Annual Meeting, or any adjournment thereof, any of the nominees is unable or unwilling to serve as a director of West Marine, the persons named in the proxy intend to vote for such substitute nominees as may be nominated or directed by the Board of Directors, unless directed by the proxy to do otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The following information regarding the nominees, their occupations, employment history and directorships in certain companies is as reported by the respective nominees.

Nominees for Director           Business Experience During Past Five Years
                                           and Other Information
--------------------------------------------------------------------------------

Randolph K. Repass           Mr. Repass, 58, has served as Chairman of the
                             Board of West Marine since its founding in 1968.
                             He has also served as Chief Executive Officer, from 1968 to April 1995 and from July 1998 to November 1998, and as President, from 1968 to 1990 and from August 1993 to March 1994. Mr. Repass is also a director of National Marine Manufacturers
                             Association and Sail America, a sailing industry association. Additionally, Mr. Repass is Chairman of the Board of New England Ropes, Inc.


John Edmondson               Mr. Edmondson, 57, has served as President and
                             Chief Executive Officer of West Marine since
                             November 1998. From 1992 to November 1998, Mr.
                             Edmondson served initially as Corporate Chief
                             Operating Officer, and then as President and Chief
                             Executive Officer, of World Duty Free Americas,
                             Inc., a duty free retailer. Prior to joining World
                             Duty Free Americas, Inc., Mr. Edmondson was
                             General Manager of Marriott's Host Airport
                             Merchandise and its Sports and Entertainment division. Mr. Edmondson began his career with Allied Stores' Maas Bros./Jordan Marsh in 1965 and has held senior management positions with a number of retailers.


Richard E Everett            Mr. Everett, 49, has served as a director of West
                             Marine since 1994. He has also served as Chief
                             Operating Officer since 1995 and President of
                             Retail (Stores and Catalog, which includes
                             Internet) since 2001. In addition, he presently oversees the Real Estate and Visual Merchandising operations. From 1998 to 2001, Mr. Everett served as President of Stores. From 1996 to 1998, he served as Executive Vice President and has held various other positions since joining West Marine in 1981.


Geoffrey A. Eisenberg        Mr. Eisenberg, 49, has served as a director of
                             West Marine since 1977. Mr. Eisenberg has served as Chief Executive Officer of Salz Leathers, Inc., a leather manufacturer, since December 2000. From
                             January 1995 to December 2000, Mr. Eisenberg served as a senior consultant to West Marine. Mr.
                             Eisenberg was Senior Vice President of West Marine from 1988 to 1994 and was responsible for merchandising and marketing from 1991 to 1994.

David McComas                Mr. McComas, 59, has served as a director of West
                             Marine since 1996. Mr. McComas has served as President and Chief Executive Officer of Eye Care
                             Centers of America, Inc. since July 2001, and as
                             President and Chief Operating Officer from July
                             1998 to July 2001. From June 1991 to July 1998,
                             Mr. McComas served as Western Region President and
                             Corporate Vice President and held several other senior management positions with Circuit City
                             Stores, Inc.


Peter Roy                    Mr. Roy, 45, has served as a director of West
                             Marine since 2001. Mr. Roy is an entrepreneur and business advisor to companies in the healthy lifestyle industry. From 1993 to 1998, Mr. Roy served as President of Whole Foods Market, Inc., a natural food products retailer, and for 10 years prior to that served as its President of the West
                             Coast Region. Mr. Roy is also a director of White
                             Wave Soy Products and Frontier Natural Brands. Mr.
                             Roy is also a strategic advisor to North Castle
                             Partners, a private equity fund, and an
                             "Entrepreneur in Residence" at Tulane University's
                             Freeman School of Business.


Daniel J. Sweeney, Ph.D.     Dr. Sweeney, 59, has served as a director of
                             West Marine since 2001. From June 1995 to
                             June 2000, Dr. Sweeney served as Vice
                             President, Global Consulting, for IBM Global
                             Services, a technology services company.
                             Prior to joining IBM, Dr. Sweeney was
                             Chairman of the Management Horizons Division of Price Waterhouse LLP (now
                             PricewaterhouseCoopers), which provided
                             research and consulting services to the
                             retailing industry. Dr. Sweeney is also an author and commentator on the retailing and consumer marketing industries and has served as an advisor to leading firms in the industry. Dr. Sweeney is on the Dean's
                             Advisory Council at The Ohio State
                             University, the Advisory Board of the Retail
                             Management Institute at Santa Clara
                             University, the National Advisory Board of the Marketing Institute at Brigham Young
                             University and the Advisory Board of the Institute for Retail Management at the University of Florida.


William U. Westerfield       Mr. Westerfield, 70, has served as a director
                             of West Marine since 2000. Mr. Westerfield serves both as a director and audit committee chairman of Gymboree Corporation and Twinlab
                             Corporation. He is also an audit committee member of Meridian Health System, Inc. and previously chaired the audit committee of World Duty Free Americas, Inc., a subsidiary of BAA plc. In 1992, Mr. Westerfield retired as an audit partner of Price Waterhouse LLP
                             (now PricewaterhouseCoopers) after having been with the firm for 36 years and serving as an audit partner for 27 years. Mr.
                             Westerfield also serves as a consultant in auditing disputes.


Board of Directors and Committees

     During 2001, the Board of Directors held four regular meetings. The Board of Directors has an Audit Committee and an Organization and Compensation Committee. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees on which each director served during 2001. The Company does not have a Nominating Committee.

Audit Committee

     The members of the Audit Committee are William U. Westerfield, David McComas and Daniel J. Sweeney. The Audit Committee held nine meetings during 2001. Among the functions performed by the Audit Committee are (i) to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, (ii) to review with the independent auditors the plan and results of the auditing engagement, (iii) to review West Marine's internal auditing procedures and the system of internal accounting controls and
(iv) to make inquiries into matters within the scope of the Audit Committee's functions.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for selecting independent auditors for West Marine and for the review of auditing, accounting, financial reporting and internal control functions at West Marine. In addition, the Audit Committee is responsible for monitoring the quality of West Marine's accounting principles and financial reporting, the independence of the independent auditors and the non-audit services provided to West Marine by its independent auditors. In discharging its duties, the Audit Committee is expected to:

o Review and approve the scope of the annual audit and the independent auditors' fees;

o Meet independently with West Marine's internal auditing staff, independent auditors and senior management;

o Review the general scope of West Marine's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit; and

o Review disclosures from West Marine's independent auditors regarding Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     Pursuant to the Auditor Independence Policy adopted by the Audit Committee, West Marine may engage its independent auditors to provide audit, audit-related and tax-related services that have been approved by either the Audit Committee or by West Marine's management with timely reporting of such approval to the Audit Committee. West Marine shall not engage the independent auditors to perform any other services for West Marine or any of its subsidiaries without the prior approval of the Audit Committee. In addition, the independent auditors shall not be engaged to provide any service if the provision of such service to West Marine or any of its subsidiaries would cause the Securities and Exchange Commission or the Nasdaq National Market System to no longer consider the independent auditors to be "independent" or if such engagement would otherwise cause West Marine or any of its subsidiaries to violate any other applicable laws, regulations or policies.

     The Board of Directors has determined that each of the Audit Committee members is an "independent" director as that term is defined in the National Association of Securities Dealers' listing standards. The Board of Directors adopted a written charter for the Audit Committee, which was filed as an appendix to West Marine's definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2001.

     In connection with the financial statements for the year ended December 29, 2001, the Audit Committee: (i) reviewed and discussed with management the audited consolidated financial statements; (ii) discussed with Deloitte & Touche LLP, independent auditors during 2001, the matters required by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees; and
(iii) received from the independent auditors the matters required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed such matters with the independent auditors, as well as the independent auditor's independence, including a consideration of the compatibility of non-audit services with such independence. Based on these reviews and discussions, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in West Marine's Annual Report on Form 10-K for the year ended December 29, 2001 to be filed with the Securities and Exchange Commission.

March 1, 2002

                              2001 Audit Committee

                              William U. Westerfield, Chairman
                              David McComas
                              Daniel J. Sweeney

         The Audit Committee Report set forth above will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that West Marine specifically incorporates such reports by reference, and such report will not otherwise be deemed to be soliciting materials or to be filed under such Acts.

Organization and Compensation Committee

     The members of the Organization and Compensation Committee are Peter Roy and Daniel J. Sweeney, each of whom is an independent director. The Organization and Compensation Committee held two meetings during 2001. Among the functions performed by the Organization and Compensation Committee are (i) to review the reasonableness of, and make recommendations to, the Board of Directors regarding the compensation of executive officers and senior management of West Marine and
(ii) to administer our Equity Incentive Plan.

Compensation of Directors

     Nonemployee directors are paid an annual retainer of $24,000, payable quarterly. In addition, each member of the Organization and Compensation Committee receives an annual fee of $4,000, each member of the Audit Committee receives an annual fee of $6,000 and each director who is a committee chairperson receives an annual fee of $2,500. All of such additional annual fees are also payable in quarterly installments. Beginning in 2002, nonemployee directors will be paid an annual cash retainer of $16,000 (rather than $24,000), payable quarterly, plus $8,000 in the form of our stock, payable as of each annual meeting. Nonemployee directors are also reimbursed for expenses incurred to attend meetings of the Board of Directors or committees on which they serve.

     Under the Nonemployee Director Stock Option Plan, as amended, each nonemployee director is eligible to receive an option exercisable for up to 2,000 shares of our common stock. In 2001, each of Messrs. Westerfield, Sweeney, Roy and McComas was granted a nonqualified stock option under the Nonemployee Director Stock Option Plan to purchase 2,000 shares of our common stock at the fair market value of the shares on the date of grant.

     Directors who are affiliated with West Marine do not receive any compensation for serving on the Board of Directors.

Executive Compensation

     The following table sets forth certain information for fiscal years 2001, 2000 and 1999, concerning the cash and non-cash compensation for services in all capacities to West Marine and its subsidiaries earned by, or awarded or paid to, the Chief Executive Officer and the other four most highly compensated executive officers whose combined salary and bonus exceeded $100,000 in the fiscal year ended December 29, 2001:

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                              Compensation
                           Annual Compensation                                   Awards
                           --------------------------------------------------------------------------------
                                                                                                  All
                                                                               Securities        Other
                                                                               Underlying    Compensation
Name and Principal Position             Year      Salary ($)     Bonus ($)     Options (#)      ($)(1)
-----------------------------------------------------------------------------------------------------------
John Edmondson (2) ..................   2001     $ 464,540      $537,030        50,000        $     516
   President and Chief Executive        2000       450,008        84,375        50,000              516
   Officer                              1999       450,009            --        60,000            2,304

Richard E Everett ...................   2001     $ 291,152      $225,675        50,000        $   4,049
   Chief Operating Officer              2000       270,194        34,375        22,800            1,135
                                        1999       285,000            --        41,200            2,425


Russell Solt (3) ....................   2001     $ 290,387      $225,675        40,000        $     676
   Executive Vice President and         2000       245,769        39,540       100,000              276
   Chief Financial Officer

(1) Reflects matching contributions to the West Marine, Inc. 401(k) Plan made on behalf of the named executive officer and insurance premiums paid by West Marine for term life insurance secured for the benefit of West Marine's executive officer in 2001 as follows: Mr. Edmondson $0 and $516, respectively; Mr. Everett $3,608 and $441, respectively; Mr. Solt $0 and $676, respectively.

(2) As of December 29, 2001, Mr. Edmondson held 14,634 shares of restricted common stock with a fair market value of $204,876. No other named executive officer holds shares of restricted stock.

(3) Mr. Solt joined West Marine as Senior Vice President and Chief Financial Officer in January 2000. He was named an Executive Vice President in March 2001.

Long-Term Incentives

         In general, West Marine provides long-term incentives to the named executive officers through awards under its Equity Incentive Plan. The Equity Incentive Plan provides for various forms of equity-based incentive compensation with respect to our common stock, including stock options, stock appreciation rights, stock bonuses, restricted stock awards and performance units and awards consisting of combinations of such incentives.

     The following table sets forth for the named executive officers information regarding stock options granted under the West Marine Equity, Inc. Incentive Plan during the fiscal year ended December 29, 2001:

                        OPTION GRANTS IN FISCAL YEAR 2001

                                                   Individual Grants
                                --------------------------------------------------------
                                                                                       Potential Realizable Value at
                                 Number of      Percent of                                Assumed Annual Rates of
                                 Securities   Total Options    Exercise                Stock Price Appreciation for
                                 Underlying    Granted to      or Base                        Option Term (4)
                                  Options     Employees in      Price      Expiration   ---------------------------
 Name                           Granted(#)(1)  Fiscal Year    ($/Sh)(2)      Date(3)        5%           10%
-------                         ------------- -------------- ------------ -----------------------------------------

John Edmondson ....................  50,000         7.13%       $ 4.38     01/19/2011     $137,571     $348,631

Richard E Everett .................  50,000         7.13%       $ 4.38     01/19/2011     $137,571     $348,631

Russell Solt ......................  40,000         5.70%       $ 4.38     01/19/2011     $110,057     $278,905

-----------------------------------------

(1) These options, with the exception of options for 50,000 shares of our common stock which were granted to Mr. Everett on a one-time basis and which become fully vested at six months, are exercisable in annual increments of 20% commencing one year from the date of grant. Under the terms of the Equity Incentive Plan, the Organization and Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2) All options were granted at fair market value at date of grant, as determined by the Board of Directors.
(3) All options granted in fiscal 2001 were granted for a term of ten years, conditioned on continued employment.
(4) Potential realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the current market value, of our common stock) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the West Marine stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

     The following table sets forth information related to the exercise of stock options during fiscal 2001, and the number and value of stock options held by the named executive officers as of December 29, 2001.

                      OPTION EXERCISES IN FISCAL YEAR 2001
                      AND OPTION VALUES AT FISCAL YEAR END

                                                            Number of Unexercised        Value of Unexercised
                                    Shares                        Options at            In-the-Money Options at
                                   Acquired                 December 29, 2001 (#)      December 29, 2001 ($)(1)
                                      on        Value       ---------------------      ------------------------
 Name                             Exercise(#) Realized($) Exercisable  Unexercisable  Exercisable   Unexercisable
 ----                             -----------------------------------  -------------  -----------   -------------
John Edmondson ................   139,000     $ 863,548       45,000       226,000      $ 278,438     $1,467,498

Richard E Everett .............      0            0          371,742        64,567      $1,381,832    $  314,909

Russell Solt ..................      0            0           20,000       120,000      $ 101,250     $  790,000

-----------------------------------------
(1) Based on a price per share of $14.00 which was the price of a share of our common stock on the Nasdaq National Market at the close of business on December 28, 2001.

Employment Arrangements

     In August 1999, West Marine entered into an Executive Termination Compensation Agreement with Mr. Everett. The agreement provides that, if Mr. Everett is terminated without cause or is constructively terminated, he will receive (i) severance pay equal to his base salary until the earlier to occur of the expiration of 18 months after the date of termination or the date he accepts other employment and (ii) for a period of five years, continued health and life insurance benefits and the right to exercise any vested options. In addition, West Marine has agreed to retain Mr. Everett as a consultant for a period of time after his termination, with or without cause.

     In January 2000, West Marine entered into an Executive Termination Compensation Agreement with Mr. Solt. The agreement, which expired in January 2002, provided that, if Mr. Solt was terminated without cause, he would receive severance pay equal to his base salary and target bonus until the earlier to occur of the expiration of 12 months after the date of termination or the date he accepts other employment.

Performance Graph

     The following graph compares the five-year cumulative total stockholder return on West Marine common stock with the five-year cumulative total return of
(i) the Nasdaq Market Index and (ii) the MG Industry Group 745, a peer group index consisting of 58 specialty retailers.


                        1996    1997     1998     1999     2000     2001

WEST MARINE,INC.      100.00   85.19    36.57    30.56    15.28    51.85
MG GROUP INDEX        100.00  109.35   129.10    82.05    60.07   101.49
NASDAQ MARKET INDEX   100.00  122.32   172.52   304.29   191.25   152.46


     The performance graph set forth above will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

Organization and Compensation Committee Interlocks and Insider Participation

     The Organization and Compensation Committee during fiscal year 2001 consisted of Messrs. Roy and Sweeney, each of whom is an independent director. No director, executive officer or member of the Organization and Compensation Committee had any interlocking relationship with any other company that would require disclosure in this Proxy Statement.

    ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Organization and Compensation Committee is responsible for developing compensation plans, reviewing compensation levels and approving compensation policies.

Compensation Policy

     West Marine's compensation policies are intended to attract, motivate and reward highly qualified executives for the execution of long-term strategic management and the enhancement of stockholder value. Additionally, the policies support a performance-oriented environment directed towards specific company goals and serve to retain executives whose abilities are critical to West Marine's long-term success and competitiveness.

     In developing compensation plans and reviewing compensation levels, the Organization and Compensation Committee reviewed last year's compensation report and a peer group study on salary and bonus levels as reported by proxy statements, which allows West Marine to examine compensation levels at companies with which it competes for talent in the marketplace. The peer group study included a comparison of the base salary and annual incentives programs of the peer group with that of West Marine. West Marine was compared to the National Retail Federation Foundation's Annual Specialty Store Compensation and Benefit Survey and the Hewitt Total Compensation Measurement, Retail Cash Compensation by Industry: Executive. West Marine's compensation practices compare favorably with those in these peer group studies. The Organization and Compensation Committee was then presented with the Chief Executive Officer's statement of proposed executive pay ranges, which included base salary and incentive compensation levels for the executive officers. The Organization and Compensation Committee reviewed and approved the proposed ranges.

Executive Officers' Compensation

     The compensation of executive officers consists of three components:

     o    base salary;

     o    annual incentive compensation; and

     o    long-term incentive awards.

     Base Salary. Base salary is designed to provide meaningful levels of compensation to executives, while helping to manage fixed costs. Salaries for top executives are determined annually, and are based on:

     o    job scope and responsibilities;

     o    corporate, unit and individual performance; and

     o competitive rates for similar positions as indicated by the peer group study.

     We have targeted executive officers' salaries at a competitive level for comparable companies. When considered together with annual and long-term compensation, we believe these levels are adequate to attract and retain key executives.

     Annual Incentive Compensation. Short-term incentives for executive officers are intended to reflect our policy that a significant portion of the annual compensation of executive officers who have a material impact on West Marine's performance should be contingent upon a comparison of individual executive's performance against pre-established objectives for West Marine and the individual officer. The bonus program closely ties the executive officer awards to the overall growth of West Marine's earnings per share. The short-term incentives received by executive officers were determined by a formula based on:

     o    annual base salary;

     o    earnings per share performance; and

     o a comparison of the individual executive's performance against internal management objectives.

     Short-term incentives are based on the achievement of goals relating to performance in the fiscal year. Objective performance goals are set to represent a range of performance, with the level of the associated incentive award varying with different levels of performance achievement. The "minimum" goal is set to reflect the minimum acceptable levels of performance which will warrant payment of incentive awards. The "maximum" goal reflects an ambitious level of performance which would only be attainable in an outstanding year.

     For fiscal year 2001, earnings per share rose to $0.77 which reflects a 54% increase over the $0.50 earnings per share for fiscal 2000, which excludes the previously disclosed after-tax charge of $1.5 million, or $0.08 per share, related to the write-off of vendor receivables. Based on results for 2001, bonuses were paid for 2001 to the executive officers.

     Long-Term Incentive Compensation. Long-term incentives generally are provided through the issuance of stock options for common stock under the Equity Incentive Plan. A stock option permits the holder to buy West Marine stock at a specific price during a specific period of time. If the price of our common stock rises, the option increases in value. The intent of such stock option awards is to motivate executive officers to perform at levels that will result in better company performance and enhanced stock value, thereby linking the interests of management and stockholders. In general, stock option awards are issued annually with an exercise price equal to the market price of our common stock at the time of the award.

     All options issued in 2001, 2000 and 1999 have a ten-year term. To encourage continued employment with West Marine, these options, with the exception of a one-time grant to Mr. Everett in 2001 of 50,000 options which become fully vested at six months, were designed to vest over a five-year period, with 20% becoming exercisable one year after the date of grant and an additional 20% becoming exercisable each year thereafter.

Chief Executive Officer Compensation

     The executive compensation policy previously described is applied in establishing Mr. Edmondson's compensation each year. Mr. Edmondson's compensation package includes a salary with a target annual bonus of 75% of salary. The maximum bonus payable is three times that amount. Mr. Edmondson's bonus for 2001 was based solely on earnings per share results. In addition, Mr. Edmondson is granted stock options to purchase shares of common stock annually as recommended by the Organization and Compensation Committee.

     In 2001, Mr. Edmondson had a base salary of $464,540. On the basis of West Marine's performance versus established goals, the Organization and Compensation Committee has determined that Mr. Edmondson has earned a bonus for fiscal year 2001 of $537,030. Mr. Edmondson was also granted stock options to purchase 50,000 shares of common stock.

Compensation for the Chairman of the Board

     The Chairman of the Board of Directors of West Marine, Randolph K. Repass, had a base salary in 2001 of $100,000. Mr. Repass currently holds 7,457,658 shares or 40.2% of the outstanding common stock. Mr. Repass has not been granted any stock options since the initial public offering in 1993 and receives no bonus.

Tax Deductibility Considerations

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to the executive officers named in this proxy statement unless certain requirements are met. Although it is unlikely that any of West Marine's executive officers will receive compensation in excess of $1 million for fiscal year 2002, it is the present intention of the Organization and Compensation Committee to preserve the deductibility of compensation under Section 162(m) to the extent it believes that doing so would be consistent with the best interests of stockholders.

Accordingly, it will be the policy of the Organization and Compensation Committee to consider the impact, if any, of Section 162(m) on West Marine and to document as necessary specific performance goals and take all other reasonable steps in order to preserve West Marine's tax deductions. Consistent with such policy, long-term incentive compensation awards, particularly stock option awards, generally are designed to meet the requirements for deductibility under Section 162(m) as are bonus awards.

March 11, 2002

                               2001 Organization and Compensation Committee

                               Peter Roy, Chairman
                               Daniel J. Sweeney

         The Organization and Compensation Committee Report set forth above will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such reports by reference, and such report will not otherwise be deemed to be soliciting materials or to be filed under such Acts.

Security Ownership of Management and Certain Beneficial Owners

     The following table indicates, as to (i) each person who is known to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director and director nominee, (iii) each named executive officer and (iv) all directors and executive officers as a group, the number of shares and percentage of common stock beneficially owned as of February 28, 2002.

                                                                                             Amount and Nature
                                                                                              of common stock
                                                                                            Beneficially Owned
                                                                                        as of February 28, 2002(1)
                                                                                   --------------------------------------
Beneficial Owner                                                                     Number of Shares        Percent
----------------------                                                             --------------------- ----------------
Randolph K. Repass (2) ............................................................      7,457,658(3)          40.2%
Dimensional Fund Advisors Inc. ....................................................      1,107,120(4)           6.0%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, California  90401
Wellington Management Company, LLP ................................................      1,304,400(5)           7.0%
   75 State Street
   Boston, Massachusetts 02109
John Edmondson ....................................................................         25,620(6)            *
Richard E Everett .................................................................        379,880(6)           2.1%
Russell Solt ......................................................................              0               *
Geoffrey A. Eisenberg .............................................................        522,500(7)           2.8%
David McComas .....................................................................         33,192(8)            *
Peter Roy .........................................................................          8,000(8)            *
Daniel J. Sweeney .................................................................          3,000(8)            *
William U. Westerfield ............................................................          5,700(8)            *
All directors and executive officers as a group (9 persons) .......................      8,435,550(9)          45.6%

-----------------------------------------
 * Less than one percent.

(1) Except as otherwise noted, each person has sole voting and investment power over the common stock shown as beneficially owned, subject to community property laws where applicable.
(2) The address of Mr. Repass is 500 Westridge Drive, Watsonville, California 95076-4100.
(3) Includes 251,600 shares held by Mr. Repass' wife. Also includes employee stock options, held by Mr. Repass' wife, exercisable within 60 days to purchase 27,000 shares. Mr. Repass disclaims beneficial ownership of all of such shares. Also includes 17,700 shares held by Mr. Repass' minor son. Mr. Repass has sole voting and dispositive power with respect to 7,179,058 shares and has shared voting and dispositive power with respect to 278,600 shares.
(4) Based on a Schedule 13G filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 2001. These shares are beneficially owned by Dimensional Fund Advisors Inc. in its capacity as investment adviser to its clients. According to the Schedule 13G, Dimensional Fund Advisors Inc. has sole dispositive power and shared voting power with respect to all such shares. The Schedule 13G indicates that no client is known to beneficially own more than 5% of West Marine's common stock. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.
(5) Based on a Schedule 13G filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 2001. These shares are beneficially owned by Wellington Management Company, LLP, in its capacity as investment adviser to its clients. According to the Schedule 13G, Wellington Management Company, LLP, has shared dispositive power with respect to all such shares and shared voting power with respect to 783,900 of such shares. The Schedule 13G indicates that no client is known to beneficially own more than 5% of West Marine's common stock.
(6) Includes employee stock options exercisable within 60 days to purchase shares as follows: John Edmondson, 10,000 shares; and Richard E Everett, 344,119 shares.
(7) Includes employee stock options exercisable within 60 days to purchase 65,500 shares. Also includes 8,640 shares held by Mr. Eisenberg's minor children.
(8) Stock Option Plan as follows: David McComas, 23,812 shares; Peter Roy, 2,000 shares; Daniel J. Sweeney, 2,000 shares; and William U. Westerfield, 4,000 shares.
(9) Includes stock options exercisable within 60 days to purchase 478,761 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish West Marine with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports received by West Marine, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the period from December 31, 2000 to December 29, 2001, our executive officers, directors and greater than 10% stockholders filed on a timely basis all reports due under Section 16(a).

Certain Transactions

     In fiscal year 2001, West Marine leased its store in Palo Alto, California from Randolph K. Repass. Since February 2002, the store has been leased from the FBO Trust, for which Randolph K. Repass is the trustee. In addition, West Marine leases its corporate headquarters and its stores in Santa Cruz, California and Braintree, Massachusetts from three partnerships. Mr. Repass is a general partner of each such partnerships and, together with certain members of his family, owns all of the partnership interests in such partnerships. Pursuant to these leases, West Marine paid rent to Mr. Repass or such partnerships in the aggregate amount of approximately $1.5 million in fiscal year 2001.

     Mr. Repass is Chairman of the board of directors and a stockholder of New England Ropes, Inc., a major supplier of West Marine. Mr. Repass' brother is the President and his father is a member of the board of directors and a major stockholder of New England Ropes, Inc. In fiscal year 2001, West Marine paid New England Ropes, Inc. approximately $8.2 million for purchased products.



                         -----------------------------



                        AMENDMENT AND RESTATEMENT OF THE
                       1993 OMNIBUS EQUITY INCENTIVE PLAN

                                (Proposal No. 2)

     The Organization and Compensation Committee has amended and restated the 1993 Omnibus Equity Incentive Plan, subject to approval by stockholders at the 2002 Annual Meeting.

     At the 1994 Annual Meeting, the stockholders adopted the 1993 Omnibus Equity Incentive Plan (the "Equity Incentive Plan") reserving an aggregate of 1,350,000 shares of West Marine's common stock for awards to key employees and consultants of West Marine and its subsidiaries. The Equity Incentive Plan was amended thereafter periodically to increase the number of shares authorized for issuance. As of December 29, 2001, there were 837,522 shares of common stock available for issuance under the Equity Incentive Plan.

     At the 1995 Annual Meeting, the stockholders adopted the Nonemployee Director Stock Option Plan (the "Directors Plan") reserving an aggregate of 100,000 shares of West Marine's common stock for awards to nonemployee directors. In March 1999, the stockholders approved an amendment to the Directors Plan increasing the number of shares issuable thereunder by 100,000. As of December 29, 2001, there were 61,410 shares of common stock available for awards under the Directors Plan.

     In March 2002, the Board of Directors amended and restated the Equity Incentive Plan, subject to the approval of stockholders, to (i) merge the Directors Plan into the Equity Incentive Plan, (ii) increase the number of shares of West Marine's common stock available for issuance thereunder by 1,000,000 shares, (iii) provide for the issuance of awards to nonemployee directors and (iv) provide for the nondiscretionary award of bonus stock to the nonemployee directors in lieu of certain cash payments. All awards previously issued under the Directors Plan shall continue in full force and effect under the terms of the Equity Incentive Plan and under the terms of the individual option award agreements previously issued under the Directors Plan. This amendment and restatement of the plan will (a) facilitate the administration of West Marine's equity-based compensation plans by eliminating the burden of administering a separate plan for nonemployee directors and (b) further align the interests of the nonemployee directors with the interests of the stockholders by permitting the award to the nonemployee directors of restricted stock, bonus stock and other equity awards, in addition to options. If this proposal is approved, there will be 1,898,932 shares of West Marine's common stock currently available for awards under the Equity Incentive Plan. Set forth below is a summary of the principal features of this amended and restated Equity Incentive Plan.

     Purpose. The purpose of the Equity Incentive Plan is to promote the success
     -------
and enhance the value of West Marine by linking the personal interests of participating employees, directors and consultants to those of West Marine's stockholders and by providing such employees, directors and consultants with an incentive for outstanding performance. The Equity Incentive Plan is further intended to provide West Marine with the flexibility to further motivate, attract and retain the services of participating employees, directors and consultants upon whose judgment, interest and special efforts West Marine is largely dependent for the successful conduct of its operations.

     Administration. The Equity Incentive Plan is administered by a committee
     --------------
appointed by the Board of Directors, which currently is the Organization and Compensation Committee (the "Compensation Committee"). Except with respect to certain nondiscretionary awards to the nonemployee directors, the Compensation Committee has sole discretion, subject to the limitations in the plan, to determine the individuals to whom awards will be made, the amounts and types of awards to be made, and the terms, conditions and limitations applicable to each award.

     Type and Number of Awards Authorized Under the Plan. The Equity Incentive
     ---------------------------------------------------
Plan permits the Compensation Committee to grant awards of stock options, stock appreciation rights ("SARs"), restricted stock, performance units and performance shares. As of December 29, 2001, awards representing 3,764,241 shares of common stock were outstanding under the Equity Incentive Plan and 107,892 shares of common stock were outstanding under the Directors Plan. There were 837,522 shares of common stock available for issuance of new awards under the Equity Incentive Plan and 61,410 under the Directors Plan. The Board of Directors has approved, subject to stockholder approval, an additional 1,000,000 shares of common stock to be reserved for issuance under the amended and restated Equity Incentive Plan. If this proposal is approved, there will be 1,898,932 shares of West Marine's common stock currently available for awards under the plan. The number and types of shares available for awards may be adjusted by the Compensation Committee, in its sole discretion, to reflect any change in the common stock due to any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination or similar corporate transaction.

     Eligibility to Receive Awards. Key employees of West Marine and its
     -----------------------------
subsidiaries, West Marine's nonemployee directors, and persons who provide significant consulting services to West Marine or its subsidiaries (but who are neither employees of West Marine or its subsidiaries nor directors of West Marine) are eligible for awards under the plan. Incentive stock options may be granted only to employees. Randolph K. Repass is not eligible to participate in any awards under the plan.

     Options. The Compensation Committee may issue incentive stock options
     -------
(which carry special income tax benefits under Section 421 of the Internal Revenue Code) or nonqualified stock options. The exercise price of the shares subject to each nonqualified stock option is set by the Compensation Committee, but may not be less than 50% of the fair market value of the common stock on the date the option is granted. The exercise price of the shares subject to each incentive stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted. In addition, the exercise price of an incentive stock option must be at least 110% of the fair market value of the common stock if on the grant date the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of West Marine or any of its subsidiaries. Options granted under the plan are exercisable at the times and on the terms established by the Compensation Committee, and the Compensation Committee may accelerate the exercisability of any option. The option exercise price must be paid in full in cash or its equivalent at the time of exercise. The Compensation Committee also may permit payment of the option exercise price by the tender of previously acquired shares of West Marine's stock (which has been held at least six months) or such other legal consideration which the Compensation Committee determines to be consistent with the plan's purpose and applicable law.

     Under the Directors Plan, nonemployee directors received nondiscretionary grants of stock options to acquire shares of West Marine's common stock as of each annual meeting. The number of shares subject to each option grant was the lesser of (i) 2,000 shares or (ii) such number determined by dividing $100,000 by the fair market value of the common stock as of the date the option was awarded. The amended and restated plan will continue this practice.

     Stock Appreciation Rights (SARs). The plan permits the grant of three types
     --------------------------------
of SARs: Affiliated SARs, Freestanding SARs and Tandem SARs, and any combination thereof. An Affiliated SAR is one that is granted in connection with an option and under which the SAR automatically will be exercised simultaneously with the exercise of the option. A Freestanding SAR is one that is granted independently of any options. A Tandem SAR is one that is granted in connection with an option, and under which the exercise of the SAR requires a forfeiture of the right to purchase a share under the related option (and, alternatively, when a share is purchased under the option, the SAR is forfeited). The Compensation Committee has complete discretion to determine the number of SARs granted to any recipient and the terms and conditions of such SARs. However, the grant price of the SAR must be no less than the fair market value of a share of West Marine's common stock on the date of grant in the case of a Freestanding SAR and equal to the option exercise price of the related option in the case of an Affiliated or Tandem SAR.

     Restricted Stock or Bonus Stock Awards. The plan permits the grant of
     --------------------------------------
restricted stock and bonus stock awards under which recipients receive shares of common stock, and their right to retain the shares of stock vest in accordance with terms established by the Compensation Committee. The Compensation Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Compensation Committee may accelerate the time at which any restrictions lapse, and/or remove any such restrictions, and may issue shares which are immediately vested.

     If this proposal is approved, as of each annual meeting nonemployee directors shall receive a nondiscretionary award of West Marine's common stock valued at $8,000 in lieu of a cash payment of the same amount. These nondiscretionary stock awards to the nonemployee directors would be fully vested when awarded.

     Performance Unit/Share Awards. The plan permits the grant of performance
     -----------------------------
unit and performance share awards which are payable to the recipient, at the discretion of the Compensation Committee, in cash, common stock, or a combination thereof, upon the attainment of certain specified performance goals. Each performance unit has an initial value that is established by the Compensation Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of West Marine's common stock on the date of its grant. The number and/or value of performance units/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Compensation Committee are satisfied. The Compensation Committee also may waive the achievement of any performance goals for such performance unit/share. After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance units/shares earned by the recipient. Subject to the applicable award agreement, performance units/shares awarded to recipients generally will be forfeited to West Marine upon the recipient's termination of employment prior to the payout of the performance unit or share.

     Nontransferability of Awards. Awards granted under the plan may not be
     ----------------------------
sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, a recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

     Tax Aspects. Under current federal income tax laws, the typical tax
     -----------
consequences of participation in the plan are as follows: (i) A recipient of a stock option or SAR will not recognize taxable income upon the grant of the option. For SARs and options other than incentive stock options, the recipient will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be eligible for capital gain or loss treatment. (ii) Purchase of shares upon exercise of an incentive stock option generally will not result in any taxable income to the recipient, except for purposes of the alternative minimum tax. Gain or loss recognized by the recipient on a later sale or other disposition will be treated either as long-term capital gain/loss or ordinary income depending upon whether the recipient holds the shares transferred upon the exercise for a specified period (generally 12 months). (iii) Unless the recipient elects to recognize ordinary income at the time of receipt of a restricted stock award, the recipient will not recognize taxable income upon the receipt of the award, but at the time the award vests will recognize ordinary income equal to the fair market value of the shares at the time of vesting. (iv) At the discretion of the Compensation Committee, the plan allows a recipient to satisfy withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares of common stock withheld, or by delivering to West Marine shares already owned (and held at least six months), having a value equal to the amount required to be withheld.

(v) West Marine will be entitled to a tax deduction in connection with an award under the plan only in an amount equal to the ordinary income realized by the recipient, and at the time the recipient recognizes such income.

     The following table sets forth (i) the number of shares of West Marine's common stock, determined as of March 13, 2002, that will be awarded to the directors of West Marine under the amended and restated plan as of the date of the Annual Meeting, and (ii) the dollar value of such awards based on the closing price for the shares as of March 13, 2002. While additional awards will be made under the plan to the West Marine's employees, including executive officers, it currently is impossible to determine the amounts and terms of any such awards.

                                NEW PLAN BENEFITS

                                                                            West Marine, Inc.
                                                               ---------------------------------------------
                                                                      Omnibus Equity Incentive Plan,
                                                                         as amended and restated
                                                               ---------------------------------------------
         Name of Individual or Group                             Dollar Value ($)      Number of Units (#)
         ---------------------------------------------------------------------------- ----------------------
         All directors who are not executive officers, as a
            group ...............................................   $ 248,390                  11,919

     Required Vote. The affirmative vote of a majority of shares of West
     -------------
Marine's common stock present in person or by proxy at the Annual Meeting and entitled to vote is required in order to approve the proposed amended and restated Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.


                         -----------------------------

                                AMENDMENT TO THE
                          ASSOCIATES STOCK BUYING PLAN

                                (Proposal No. 3)

     The Organization and Compensation Committee has amended the Associates Stock Buying Plan, subject to approval by stockholders at the 2002 Annual Meeting.

     Effective November 1, 1994, West Marine established the Associates Stock Buying Plan (the "Associates Plan"), pursuant to which an aggregate of 200,000 shares (after giving effect to the two-for-one stock split that occurred in July
1996) of West Marine's common stock were reserved for issuance to eligible employees of West Marine. The Associates Plan was later amended in January 1999 and March 2000 to increase the number of shares reserved for issuance thereunder. In March 2002, West Marine amended the Associates Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares reserved for issuance under the Associates Plan by an additional 200,000 shares. Prior to this amendment, there were 254,316 shares of West Marine's common stock reserved for issuance under the Associates Plan. If this proposal is approved, the total number of shares available for issuance under the plan will increase to 454,316. Set forth below is a summary of the principal features of the Associates Plan.

     Purpose. The purpose of the Associates Plan is to promote the success and
     -------
enhance the value of West Marine by providing eligible employees of West Marine and its participating subsidiaries with the opportunity to purchase common stock of West Marine through payroll deductions. The Associates Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

     Eligibility to Receive Awards. Employees of West Marine and participating
     -----------------------------
subsidiaries, who have been employed as such for at least 60 consecutive days, are eligible to participate in the Associates Plan. However, if the employee owns, or has the right to acquire, 5% or more of the voting stock of West Marine or any subsidiary of West Marine, he or she is not eligible for the Associates Plan. Approximately 3,100 employees are currently eligible to participate in the Associates Plan.

     Administration, Amendment and Termination. The Associates Plan is
     -----------------------------------------
administered by a committee (the "Associates Plan Committee") appointed by the Chief Executive Officer of West Marine. The members of the Associates Plan Committee serve at the pleasure of the Chief Executive Officer and currently consist of West Marine's Chief Financial Officer, Director of Human Resources and Compensation and Benefits Manager. A member of the Associates Plan Committee is not excluded from participating in the Associates Plan by virtue of such membership, but he or she will not be entitled, as a member of the Associates Plan Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Associates Plan. The Associates Plan Committee may delegate one or more of its functions to any one of its members or to any other person. Subject to the terms of the Associates Plan, the Associates Plan Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the Associates Plan. The Associates Plan Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the Associates Plan that it considers appropriate to promote West Marine's best interests, and for the benefit of all participants, to ensure that the Associates Plan remains qualified under Section 423 of the Internal Revenue Code. West Marine's Board of Directors, in its sole discretion, may amend or terminate the Associates Plan at any time and for any reason.

     Enrollment and Contributions. Eligible employees elect whether or not to
     ----------------------------
enroll in the Associates Plan as of the first day of May or November of any year. The enrollment period is 12 months and eligible employees are re-enrolled automatically every 12 months provided, however, that employees may cancel their enrollment at any time, in accordance with the terms of the Associates Plan. Employee contributions to the Associates Plan are made through payroll deductions. Participating employees may contribute (in whole percentages) from 1% to such maximum percentage, as determined by the Associates Plan Committee (not to exceed 15%), of compensation through payroll deductions, and may increase or decrease the contribution percentage as of the next May 1 or November 1 by submitting a new enrollment form. The Associates Plan Committee has currently set the maximum percentage that may be contributed at 10% of compensation. On the last business day of each October and April, the employee's payroll deductions are used to purchase shares of West Marine's common stock for the employee. The price of the shares purchased will be the lower of (i) 85% of the stock's market value on the employee's most recent enrollment date, or (ii) 85% of the stock's market value on the purchase date. Shares purchased for the employees will be deposited into individual brokerage accounts established for each employee. Participation in the Associates Plan terminates when a participating employee's employment with West Marine ceases for any reason, the employee withdraws or the Associates Plan is terminated or amended such that the employee is no longer eligible to participate. Prior to this amendment, there were 254,316 shares of West Marine's common stock reserved for issuance under the Associates Plan, which would increase to 454,316 if this proposal is approved. The maximum aggregate purchases which an employee may make in a single calendar year is $25,000, based on the stock's market price on the employee's enrollment date.

     Tax Aspects. The Associates Plan is intended to qualify under Section 423
     -----------
of the Internal Revenue Code of 1986, as amended. Based on management's understanding of current federal income tax laws, the tax consequences of a purchase of shares of common stock under the Associates Plan are as follows: An employee will not have taxable income when the shares of common stock are purchased for that employee, but income taxes will generally be due when the employee sells or otherwise disposes of stock purchased through the Associates Plan. For shares that are not disposed of until more than 24 months after the enrollment date under which the shares were purchased, gain up to the amount of the 15% discount from the market price of the stock on the enrollment date is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If the employee sells the stock for less than the purchase price after the 24-month holding period, the difference is a long-term capital loss. Shares sold within the 24-month holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. An additional gain (or loss) is taxed to the stockholder as long-term or short- term capital gain (or loss). The purchase date begins the holding period for determining whether the gain (or loss) is short-term or long-term. West Marine receives a deduction for federal income tax purposes for the ordinary income an employee must recognize when such employee disposes of stock purchased under the Associates Plan within the 24-month holding period. West Marine does not receive such a deduction for shares disposed of after the 24-month holding period.

     New Plan Benefit. Benefits under the Associates Plan are not determinable
     ----------------
because each participant may decide within Associates Plan limits how much compensation to contribute to the Associates Plan and the share price will ultimately affect how many shares are purchased under the Associates Plan.

     Required Vote. The affirmative vote of a majority of shares of West
     -------------
Marine's common stock present in person or by proxy at the Annual Meeting and entitled to vote is required in order to approve the proposed amendment to the Associates Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.


                         -----------------------------


                        SELECTION OF INDEPENDENT AUDITORS

                                (Proposal No. 4)

         Upon recommendation of the Audit Committee, the Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, as our independent auditors for the fiscal year ending December 28, 2002. Deloitte & Touche LLP has audited the consolidated financial statements of West Marine since before West Marine became a public company in 1993.

         A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be offered the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                         -----------------------------

Auditors

     Deloitte & Touche LLP, independent certified public accountants, serve as our independent auditors. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be offered the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Principal Accounting Firm Fees

     Aggregate fees billed to West Marine for the year ended December 29, 2001, by West Marine's independent auditor and principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, are as follows:

    Audit Fees                                                      $   245,000
    Financial Information Systems Design and Implementation Fees    $         0
    All Other Fees, including audit-related fees of $61,000 (1)     $   233,000

     (1) Includes fees for tax advice and tax return assistance, audit of West Marine's employee benefit plans and foreign statutory audit.

     The Audit Committee has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above, if any, is compatible with maintaining Deloitte & Touche LLP's independence.

Other Matters

     As of the date of this proxy statement, management does not know of any other matters to be considered at the Annual Meeting. If any other matters do properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment, and the discretionary authority to do so is included in the proxy.

Annual Report on Form 10-K

     We will provide upon request and without charge to each stockholder receiving this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 29, 2001, including the financial statements included therein.

Stockholder Proposals

     We anticipate that the 2003 Annual Meeting of Stockholders will be held in May 2003. Any stockholders who intend to present proposals at the 2003 annual meeting, and who wish to have such proposal included in the proxy statement for the 2003 annual meeting, must ensure that our Corporate Secretary receives such proposals not later than December 4, 2002. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in our 2003 proxy materials. Proposals should be addressed to West Marine at 500 Westridge Drive, Watsonville, California 95076-4100, Attention: Corporate Secretary. Any stockholder proposals that a stockholder intends to present at the 2003 annual meeting, other than through the inclusion in the proxy materials, should be received at least 30 (but not more than 60) days prior to the scheduled date of the 2003 annual meeting.

Cost of Solicitation

     All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by West Marine.

                           By Order of the Board of Directors

                           /s/  Russell Solt
                           Russell Solt
                           Corporate Secretary

Watsonville, California
April 3, 2002

                                                                      Appendix I

                                     [FRONT]

                                      PROXY

                                WEST MARINE, INC.

            PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS MAY 3, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Randolph K. Repass, John Edmondson and Richard E Everett, or any of them, each with power of substitution, as proxies of the undersigned, to attend the 2002 Annual Meeting of Stockholders of WEST MARINE, INC. to be held at the office of the Company at 500 Westridge Drive, Watsonville, California, on May 3, 2002, at 10:30 A.M., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side, and upon such other business as may properly come before such meeting and any adjournment or postponement thereof.

SEE REVERSE SIDE                                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    [REVERSE]


[X]      Please mark
         votes as in
         this example.

    This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of all of the director nominees and FOR the proposals 2, 3 and 4 listed below.

                                                                                         FOR  AGAINST  ABSTAIN
1.   To elect eight directors.                 2.   To amend and restate the West         [ ]    [ ]      [ ]
                                                    Marine, Inc. 1993 Omnibus
Nominees: (01) Randolph K. Repass, (02)             Equity Incentive Plan.
John Edmondson, (03) Richard E Everett,
(04) Geoffrey A. Eisenberg, (05) David         3.   To amend the West Marine, Inc.        [ ]    [ ]      [ ]
McComas, (06) Peter Roy, (07) Daniel J.             Associates Stock Buying Plan.
Sweeney and (08) William U. Westerfield
                                               4.   To ratify the appointment of          [ ]    [ ]      [ ]
                                                    Deloitte & Touche LLP,
       FOR                  WITHHELD                independent certified public
       ALL   [ ]      [ ]   FROM ALL                accountants, as the
     NOMINEES               NOMINEES                independent auditors for the
                                                    fiscal year ending December
                                                    28, 2002.
[ ]  -------------------------------------
     For all nominees except as noted above    5.   To transact such other business as may properly come
                                                    before the Annual Meeting.

                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT              [ ]



                                               STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS
                                               PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO
                                               POSTAGE IF MAILED IN THE UNITED STATES.

                                               The signature should correspond exactly with the name
                                               appearing on the certificate evidencing your Common Stock.
                                               If more than one name appears, all should sign. Joint owners should each sign personally.


   Signature:_________________________  Date: __________   Signature:_________________________  Date: __________

                                                                   Appendix II

                                     Form of
                                WEST MARINE, INC.
                          OMNIBUS EQUITY INCENTIVE PLAN

                                    SECTION 1
                       ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment of the Plan. West Marine, Inc., a Delaware corporation
         -------------------------
(the "Company"), having previously established the "West Marine, Inc. 1993 Omnibus Equity Incentive Plan," and the "West Marine, Inc. Nonemployee Director Stock Option Plan," hereby merges those plans effective as of March [__], 2002, and further amends and restates the merged plan in its entirety (the "Plan"). Any awards issued under any predecessor plan, together with the terms and conditions of any award agreement previously issued to any participant under any such plan shall continue in force and effect under the terms of this Plan. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, and Other Stock-Based Awards. The Plan is effective as of March [__], 2002, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success,
         -------------------
and to enhance the value of the Company by linking the personal interests of Employees, Non-Employee Directors and Consultants to those of Company shareholders, and by providing such participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees, Non-Employee Directors and Consultants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     1.3 Duration of the Plan. The Plan shall commence on the date specified in
         --------------------
Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 14, until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan.

                                    SECTION 2
                                   DEFINITIONS

The following terms shall have the meanings set forth below, unless plainly required by the context:

     2.1 "Affiliated SAR" means a Stock Appreciation Right that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

     2.2 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or any Other Stock-Based Awards that are valued in whole or in part be reference to, or otherwise based on or related to, Shares.

     2.3 "Award Agreement" means any written agreement, contract or other instrument entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific section of the Code shall include such section, any valid final or temporary regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     2.6 "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards, or any subcommittee thereof.

     2.7 "Company" means West Marine, Inc., a Delaware corporation, or any successor thereto.

     2.8 "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Subsidiaries, but who is not an employee of the Company or its Subsidiaries.

     2.9 "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code, and successor provisions.

     2.10 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.11 "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

     2.12 "Employee" means any employee of the Company or of the Company's Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

     2.14 "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date as reflected by composite transactions on the Nasdaq National Market System, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

     2.15 "Freestanding SAR" means a Stock Appreciation Right that is granted independently of any Options.

     2.16 "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.17 "Insider" shall mean an individual who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

     2.18 "Non-Employee Director" shall mean a Director who is an employee of neither the Company nor any Subsidiary (within the meaning of Rule 16b-3(b) promulgated under the Exchange Act).

     2.19 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

     2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.21 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.22 "Other Stock-Based Award" means a right, granted to a Participant under Section 10, that relates to or is valued by reference to Shares.

     2.23 "Participant" means an Employee, Non-Employee Director or Consultant who has an outstanding Award granted under the Plan.

     2.24 "Performance Unit" means an Award granted to a Participant pursuant to
Section 9.

     2.25 "Performance Share" means an Award granted to a Participant pursuant to Section 9.

     2.26 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and/or the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

     2.27 "Restricted Stock" means an Award granted to a Participant pursuant to
 Section 8.

     2.28 "Shares" means the shares of common stock of the Company.

     2.29 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

     2.30 "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.31 "Tandem SAR" means a Stock Appreciation Right that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

                                    SECTION 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Committee. The
         -------------
Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are Non-Employee Directors.

     3.2 Authority of the Committee. The Committee shall have full power, except
         --------------------------
as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine the terms and conditions of each Award Agreement, which need not be identical for each Participant; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders, except that the Committee may delegate its power to issue Options to Insiders so long as such Options are not exercisable for at least six (6) months after the grant of the Option Award.

     3.3 Decisions Binding. All determinations and decisions made by the
         -----------------
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

     3.4 Limitation of Liability. Each member of the Committee shall be entitled
         -----------------------
to rely or act in good faith upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, legal counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the

Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company, pursuant to Section 16 hereof, with respect to any such action, determination, or interpretation.

                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

     4.1  Number of Shares. Subject to adjustment as provided in Section 4.3,
          ----------------
the total number of Shares available for grant under the Plan, including shares subject to Awards previously issued and outstanding under the Company's 1993 Omnibus Equity Incentive Plan and Nonemployee Director Stock Option Plan, may not exceed [7,050,000] (which includes 6,050,000 Shares previously reserved under the predecessor plans). These [7,050,000] Shares may be either authorized but unissued or reacquired Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted;

                 provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

            (f) The Committee shall in each cash determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

            (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

     4.2    Lapsed Awards. If any Award granted under this Plan is cancelled,
            -------------
terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.3    Adjustments in Authorized Shares. In the event of any merger,
            --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, such adjustment shall be made in the number and/or class of Shares which may be delivered under the Plan, and in the number and/or class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, and provided that the number of Shares subject to any Award shall always be a whole number.

                                    SECTION 5
                          ELIGIBILITY AND PARTICIPATION

     5.1    Eligibility. Persons eligible to participate in this Plan include
            -----------
all Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, as determined by the Committee. Notwithstanding the preceding sentence, Randolph K. Repass shall not be eligible to participate in the Plan.

     5.2 Actual Participation. Subject to the provisions of the Plan (including,
         --------------------
but not limited to, Sections 6.10 and 10.3 relating to nondiscretionary awards to Non-Employee Directors), the Committee in its sole discretion, shall select from all eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                    SECTION 6
                                  STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan,
         ----------------
Options may be granted to Employees, Non-Employee Directors and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award
         ---------------
Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO, provided that if the Award Agreement does not so specify, the Option shall be a NQSO.

     6.3 Option Price. The Option Price for each grant of an Option shall be
         ------------
determined by the Committee in its sole discretion.

         6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock
               --------------------------
Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

         6.3.2 Incentive Stock Options. In the case of an Incentive Stock
               -----------------------
Option, the Option Price shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

     6.4 Duration of Options. Each Option shall expire at such time as the
         -------------------
Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

     6.5 Exercise of Options. Options granted under the Plan shall be
         -------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant, unless the Option was awarded by a committee comprised solely of two or more Non-Employee Directors.

     6.6 Payment. Options shall be exercised by the Participant's delivery of a
         -------
written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Restrictions on Share Transferability. The Committee may impose
         -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 Certain Additional Provisions for Incentive Stock Options.
         ---------------------------------------------------------

         6.8.1 Exercisability. The aggregate Fair Market Value (determined at
               --------------
the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other limitation required under Section 422(d) of the Code.

         6.8.2 Termination of Employment. No Incentive Stock Option may be
               -------------------------
exercised more than three months after the effective date of the Participant's termination of employment for any reason other than Disability or death, unless
(a) the Participant dies during such three-month period, and/or (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of death or Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

         6.8.3 Employees Only. Incentive Stock Options may be granted only to
               --------------
persons who are Employees at the time of grant. Non-Employee Directors and Consultants shall not be eligible to receive Incentive Stock Options.

         6.9  Nontransferability of Options. No Option granted under the Plan
              -----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 11. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         6.10 Non-Employee Directors. Non-Employee Directors shall receive
              ----------------------
automatic grants of Nonqualified Stock Options as of each annual meeting of the Company's stockholders. The number of Shares subject to each such grant shall be the lesser of (i) 2,000 Shares or (ii) such number determined by dividing $100,000 by the Fair Market Value of the Shares as of the date of the Award. The Option Price shall be the Fair Market Value of the Shares as of the date of the Award, and the Option shall become exercisable six months following the date of the Award. The Option shall be exercisable for a period of ten years from the date of the Award, provided that if the Non-Employee Director ceases to be a Director prior to the time the Option becomes exercisable, then the Option will terminate and be forfeited on the date the Non-Employee Director ceases to be a Director.

                                    SECTION 7
                               APPRECIATION RIGHTS

         7.1  Grant of SARs. Subject to the terms and conditions of the Plan, a
              -------------
SAR may be granted to an Employee, Non-Employee Director or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted, unless the SAR was awarded by a committee comprised solely of two or more Non-Employee Directors.

         7.2  Exercise of Tandem SARs. Tandem SARs may be exercised for all or
              -----------------------
part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.3  Exercise of Affiliated SARs. Affiliated SARs shall be deemed to be
              ---------------------------
exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

     7.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable
         -----------------------------
on such terms and conditions as shall be determined by the Committee, in its sole discretion.

     7.5 Term of SARs. The term of a SAR granted under the Plan shall be
         ------------
determined by the Committee, in its sole discretion.

     7.6 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement
         -------------
that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine. After a SAR is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option or extend the term of the SAR.

     7.7 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be
         ---------------------
entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.8 Restrictions on Share Transferability. The Committee may impose such
         -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold,
         --------------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 11. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                    SECTION 8
                                RESTRICTED STOCK

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the
         -------------------------
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Non-Employee Directors and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

     8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be
         --------------------------
evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     8.3 Transferability. Except as provided in this Section 8, Shares of
         ---------------
Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the

Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant, unless the Restricted Stock was awarded by a committee comprised solely of two or more Non-Employee Directors. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 Other Restrictions. The Committee, in its sole discretion, may impose
         ------------------
such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), stop-transfer order, and/or such other restrictions under applicable Federal or state securities laws, rules and regulations thereunder or rules of the national securities exchange or system on which the Shares are listed.

     8.5 Certificate Legend. The Committee may cause a legend or legends to be
         ------------------
placed on any such Restricted Stock certificates to make appropriate reference to any restrictions that may be applicable to Shares. In addition, during any Period of Restriction, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

     8.6 Removal of Restrictions. Except as otherwise provided in this Section
         -----------------------
8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the applicable legend or legends required by Section 8.5 removed from his or her Share certificate.

     8.7 Voting Rights. During the Period of Restriction, Participants holding
         -------------
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

     8.8 Dividends and Other Distributions. During the Period of Restriction,
         ---------------------------------
Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     8.9 Return of Restricted Stock to Company. Subject to the applicable Award
         -------------------------------------
Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                    SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1  Grant of Performance Units/Shares. Subject to the terms of the
              ---------------------------------
Plan, Performance Units and Performance Shares may be granted to Employees, Non-Employee Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant. With respect to Covered Employees, Performance Units and Performance Shares are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

         9.2  Maximum Individual Awards. No individual may be granted more than
              -------------------------
[____] Shares subject to any combination of Performance Units/Shares, Restricted Stock, or Other Stock-Based Awards subject to performance criteria in any given calendar year. The maximum payout for any Covered Employee for a performance-based Award paid in cash is [__] percent of such Covered Employee's January 1 base salary for the calendar year of the performance-based Award payment. The Share amounts in this Section 9.2 are subject to the adjustment provisions under Section 4.3. As determined by the Committee, the performance goal shall be the attainment of one or more of the pre-established amounts of revenue, profit, net income, cash flow, income before depreciation and amortization, earnings per share, return on capital or total shareholder return of the Company.

         9.3  Value of Performance Units/Shares. Each Performance Unit shall
              ---------------------------------
have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length, unless the performance-based Awards were granted by a committee comprised solely of two or more Non-Employee Directors.

         9.4  Earning of Performance Units/Shares. After the applicable
              -----------------------------------
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

         9.5  Form and Timing of Payment of Performance Units/Shares. The
              ------------------------------------------------------
settlement of any earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof. Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

         9.6  Cancellation of Performance Units/Shares. Subject to the
              ----------------------------------------
applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

         9.7  Nontransferability. Performance Units/Shares may not be sold,
              ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

         9.8  Restrictions on Share Transferability. The Committee may impose
              -------------------------------------
restrictions on any Shares acquired pursuant to any performance-based Award granted under this Section 9 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                                   SECTION 10
                            OTHER STOCK-BASED AWARDS

         10.1 Other Stock-Based Awards. The Committee is authorized to grant to
              ------------------------
Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to book value of Shares or the performance of specified Subsidiaries.

         10.2 Terms and Conditions. The Committee shall determine the terms and
              --------------------
conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

         10.3 Non-Employee Directors. As of each annual meeting of the Company's
              ----------------------
stockholders, Non-Employee Directors shall be awarded Shares valued at $8,000 based upon the Fair Market Value of the Shares on the date of the annual meeting. The Non-Employee Director's rights in the Shares shall be immediately vested, and the Non-Employee Director shall be treated as the Owner of such shares as of the date of grant.

         10.4 Restrictions on Share Transferability. The Committee may impose
              -------------------------------------
restrictions on any Shares acquired pursuant to any Award granted under this
Section 10 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                                   SECTION 11
                             BENEFICIARY DESIGNATION

         As provided in this Section 11, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                   SECTION 12
                                    DEFERRALS

         The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 13
                             RIGHTS OF PaRTICIPANTS

         13.1 No Effect on Employment or Service. Nothing in the Plan shall
              ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or any Non-Employee Director's or Consultant's service with the Company, or any Subsidiary thereof, at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         13.2 Participation. No Employee, Non-Employee Director or Consultant
              -------------
shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award, provided that a Non-Employee Director shall be entitled to the Awards under Sections 6.10 and 10.3.

                                   SECTION 14
                      AMENDMENT, SUSPENSION, OR TERMINATION

         The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall
(a) materially increase the benefits accruing to Participants under the Plan,
(b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension, or after termination, of the Plan.

                                   SECTION 15
                                   WITHHOLDING

         15.1 Tax Withholding. Prior to the delivery of any Shares or cash
              ---------------
pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

         15.2 Shares Withholding. The Committee may, in its absolute discretion,
              ------------------
permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee.

                                   SECTION 16
                                 INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, or who had been delegated a duty by them under the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act, which such person took or failed to take, in good faith, in carrying out his or her duties under the Plan or any Award Agreement, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 17
                                   SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   SECTION 18
                               LEGAL CONSTRUCTION

         18.1 Gender and Number. Except where otherwise indicated by the
              -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         18.2 Severability. In the event any provision of the Plan shall be held
              ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         18.3 Requirements of Law. The granting of Awards and the issuance of
              -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or systems as may be required.

         18.4 Securities Law Compliance. With respect to Insiders, transactions
              -------------------------
under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         18.5 Governing Law. The Plan and all Award Agreements hereunder, shall
              -------------
be construed in accordance with and governed by the laws of the State of California (without giving effect to principles of conflicts of laws thereof) and applicable Federal law.

         18.6 Captions. Captions are provided herein for convenience only, and
              --------
are not to serve as a basis for interpretation or construction of the Plan.

                                                                    Appendix III

                                     Form of
                                WEST MARINE, INC.
                          ASSOCIATES STOCK BUYING PLAN
                         (As amended through March 2002)

                                    SECTION 1
                                     PURPOSE

         West Marine, Inc. hereby establishes the West Marine, Inc. Associates Stock Buying Plan (the "Plan"), effective as of November 1, 1994, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

                                    SECTION 2
                                   DEFINITIONS

     2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.4 "Committee" shall mean the committee appointed by the Company's Chief Executive Officer to administer the Plan. The members of the Committee shall serve at the pleasure of the Chief Executive Officer. As of the effective date of the Plan, the members of the Committee shall consist of the Company's Chief Financial Officer, Director of Human Resources, and Compensation and Benefits Manager. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company.

     2.5 "Common Stock" means the common stock of the Company.

     2.6 "Company" means West Marine, Inc., a Delaware corporation.

     2.7 "Compensation" means a Participant's taxable compensation that is (or would be) payable to him or her in cash or its equivalent, calculated after elected deferrals and deductions.

     2.8 "Eligible Employee" means every Employee of an Employer who has been employed for such period as the Committee may determine (up to two years), except any Employee who, immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code.

     2.9 "Employee" means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.10 "Employer" or "Employers" means any one or all of the Company and those Subsidiaries which, with the consent of the board of Directors, have adopted this Plan.

     2.11 "Enrollment Date" means each May 1 and November 1, and/or such other dates determined by the Committee from time to time.

     2.12 "Grant Date" means any date on which a Participant is granted an option under the Plan.

     2.13 "Participant" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

     2.14 "Plan" means the West Marine, Inc. Associates Stock Buying Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.15 "Purchase Date" means the last business day of April and October, or such other specific business days as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.16 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting options under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   SECTION 3
                           SHARES SUBJECT TO THE PLAN

     3.1 Number Available. A total of 1,000,000 shares of Common Stock are
         ----------------
available for issuance pursuant to the Plan, which includes 800,000 shares of Common Stock that were previously reserved for issuance hereunder. Shares sold under the Plan may be newly issued shares or treasury shares.

     3.2 Adjustments. In the event of any reorganization, recapitalization,
         -----------
stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

                                    SECTION 4
                                   ENROLLMENT

     4.1 Participation. Each Eligible Employee may elect to become a Participant
         -------------
by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an eligible employee must complete, sign and submit to the Company an enrollment form in such form as may be specified by the Committee from time to time. Any enrollment form received by the Company no later than fourteen (14) calendar days before an Enrollment Date shall effective on that Enrollment Date, provided that the Committee, in its discretion, may (on a uniform and nondiscriminatory basis) specify an earlier or later deadline for the submission of enrollment forms. Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expired.

     4.2 Payroll Withholding. On his or her enrollment form, each Participant
         -------------------
must elect to make Plan contributions via payroll withholding from his or her Compensation at a rate equal to any whole percentage from 1% to such maximum percentage (not to exceed 15%) that the Committee may establish from time to time for all options to be granted on any Enrollment Date. A Participant may elect to increase or decrease his or her rate of payroll withholding (effective as of any Enrollment Date) by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective, the enrollment form must be received by the Company no later than fourteen (14) calendar days before the Enrollment Date elected for the change, provided that the Committee, in its discretion, may (on a uniform and nondiscriminatory basis) specify an earlier or later deadline for the submission of enrollment forms. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

                                   SECTION 5
                        OPTIONS TO PURCHASE COMMON STOCK

     5.1 Grant of Option. On each Enrollment Date on which the Participant
         ---------------
enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

     5.2 Duration of Option. Each option granted under the Plan shall expire on
         ------------------
the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option,
(b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Effective as of November 1 and until otherwise determined by the

Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the expiration of 12 months from the Grant Date.

     5.3 Number of Shares Subject to Option. The number of shares available for
         ----------------------------------
purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. Notwithstanding the preceding, an option (taken together with all other options then outstanding under this Plan and under all other similar employee stock purchase plans of the Employers) shall not give the Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value at the applicable Grant Dates of such shares (less the fair market value at the applicable Grant Dates of any shares previously purchased during such year under options which have expired or terminated) in any calendar year during which such Participant is enrolled in the Plan at any time.

     5.4 Other Terms and Conditions. Each option shall be subject to the
         --------------------------
following additional terms and conditions: (a) payment for shares purchased under the option shall be made only through payroll withholding under Section 3.2; (b) purchase of shares upon exercise of the option will be accomplished only in installments in accordance with Section 6.1; (c) the price per share under the option will be determined as provided in Section 6.1; (d) the option in all respects shall be subject to such terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

                                   SECTION 6
                               PURCHASE OF SHARES

     6.1 Exercise of Option. On each Purchase Date, the funds then credited to
         ------------------
each Participant's account shall be used to purchase shares of Common Stock. The price of the shares purchased under any option shall be 85% of the lower of: (a) the closing price of Common Stock on the Grant Date for such option on the National Association of Securities Dealers National Market System; or (b) the closing price of Common Stock on that Purchase Date on the National Association of Securities Dealers National Market System.

     6.2 Crediting of Shares. Shares purchased on any Purchase Date shall be
         -------------------
delivered to a broker designated by the Committee for the benefit of the Participant. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system. Although the Participant may direct the broker to sell such shares at any time (subject to applicable securities laws), the shares may not be transferred to another broker or to any other person (including the Participant) until 24 months after the Grant Date of the option with which the shares were purchased.

     6.3 Exhaustion of Shares. If at any time the shares available under the
         --------------------
Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Any funds that cannot be applied to the purchase of shares due to over-enrollment shall be refunded to the Participants.

                                   SECTION 7
                                   WITHDRAWAL

     7.1 Withdrawal. A Participant may withdraw from the Plan by submitting a
         ----------
completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company at least fourteen (14) calendar days before the proposed date of withdrawal, provided that the Committee, in its discretion, may specify (on a uniform and nondiscriminatory basis) an earlier or later deadline for the submission of enrollment forms. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest). Notwithstanding any contrary provision of the Plan, a Participant who has withdrawn from the Plan pursuant to this Section 7 may not re-enroll in the Plan until the next Enrollment Date after the date of his or her withdrawal.

                                   SECTION 8
                           CESSATION OF PARTICIPATION

     8.1 Termination of Status as Eligible Employee. A Participant shall cease
         ------------------------------------------
to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest).

     8.2 Leave of Absence. Unless a Participant voluntarily withdraws from the
         ----------------
Plan, shares will be purchased for that Participant's account on the Purchase Date next following commencement of a leave of absence by such Participant. However, the Participant will cease to be a Participant immediately after such purchase of shares, provided that if and when he or she returns from the leave, he or she may re-enroll under Section 4.1, if then eligible.

                                   SECTION 9
                           DESIGNATION OF BENEFICIARY

     9.1 Designation. If permitted by the Committee, each Participant may,
         -----------
pursuant to such procedures as the Committee may specify, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death.

     9.2 Changes. A Participant may designate different Beneficiaries (or may
         -------
revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the notice is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

     9.3 Failed Designations. If a Participant dies without having effectively
         -------------------
designated a Beneficiary, or if no Beneficiary (primary or secondary) survives the Participant, the Participant's Account shall be payable to his or her estate.

                                   SECTION 10
                                 ADMINISTRATION

10.1     Plan Administrator.  The Plan shall be administered by the Committee.
         ------------------
The Committee shall have the authority to control and manage the operation and administration of the Plan.

     10.2 Actions by Committee. Each decision of a majority of the members of
          --------------------
the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

     10.3 Powers of Committee. The Committee shall have all powers and
          -------------------
discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

          (a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan and the options;

          (b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or remain a Participant in the Plan;

          (c) To cause an account or accounts to be maintained for each Participant;

          (d) To determine the time or times when, and the number of shares for which, options shall be granted;

          (e) To establish and revise an accounting method or formula for the Plan;

          (f) To determine the manner and form in which shares are to be delivered to the designated broker;

          (g) To determine the status and rights of Participants and their Beneficiaries or estates;

          (h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

          (i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

          (j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

          (k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

     10.4 Decisions of Committee. All actions, interpretations, and decisions of
          ----------------------
the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

     10.5 Administrative Expenses. All expenses incurred in the administration
          -----------------------
of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but brokerage fees for the resale of shares by a Participant shall be borne by the Participant.

     10.6 Eligibility to Participate. No member of the Committee who is also an
          --------------------------
employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

     10.7 Indemnification. Each of the Employers shall, and hereby does,
          ---------------
indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                   SECTION 11
                      AMENDMENT, TERMINATION, AND DURATION

     11.1 Amendment, Suspension, or Termination. The Board, in its sole
          -------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts that have not been used to purchase shares shall be returned to the Participants (without interest) as soon as administratively practicable.

     11.2 Duration of the Plan. The Plan shall commence on the date specified
          --------------------
herein, and subject to Section 12.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 12
                               GENERAL PROVISIONS

     12.1 Participation by Subsidiaries. One or more Subsidiaries of the Company
          -----------------------------
may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board of Directors. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board of Directors to amend the Plan, and (b) to the Committee to administer and interpret the Plan. Any Subsidiary may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

     12.2 Inalienability. In no event may either a Participant, a former
          --------------
Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order. The preceding shall not affect the Participant's right to direct the sale or transfer of shares that have been allocated to the Participant's account at the broker designated by the Participant (subject to the provisions of the Plan).

     12.3 Severability. In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     12.4 Requirements of Law. The granting of options and the issuance of
          -------------------
shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as the Committee may determine are necessary or appropriate.

     12.5 No Enlargement of Employment Rights. Neither the establishment or
          -----------------------------------
maintenance of the Plan, the granting of any options, the purchase or any shares, not any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

     12.6 Apportionment of Costs and Duties. All acts required of the Employers
          ---------------------------------
under the Plan may be performed by the Company for itself and its Subsidiary, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employer who is thereunto duly authorized by the board of directors of the Employer.

     12.7 Construction and Applicable Law.  The Plan is intended to qualify as
          -------------------------------
an "employee stock purchase plan" within the meaning of Section 423 of the Code. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

     12.8 Captions. The captions contained in and the table of contents prefixed
          --------
to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.